UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2012 (July 30, 2012)

 Bering Exploration, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50541	88-0507007
(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Road, Suite 410 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

N/A

 (Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (713) 780-0806

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

a.   On July 29, 2012 Mr. Frederick A. Huttner, Jr. resigned as Chief Executive Officer, President and as a director of the Company.

b.   On July 29, 2012, the Board of Directors appointed Mr. J. Leonard Ivins to serve as Chief Executive Officer and President of the Company.

Item 9.01	Financial Statements and Exhibit

(d)	Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

99.1	Resignation letter of Frederick A. Huttner, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERING EXPLORATION, INC.

	By:	/s/ Steven M. Plumb
Steven M. Plumb, Chief Financial Officer

DATE: August 1, 2012